Exhibit 10.23
CALYON NEW YORK BRANCH
1301 Avenue of the Americas
New York, New York 10019
January 15, 2010
Great Wolf Williamsburg SPE, LLC
122 West Washington Avenue, Suite 600
Madison, Wisconsin 53703
Dear Sirs/Madams:
     We refer to the Loan Agreement, dated as of August 4, 2008, among Great Wolf Williamsburg SPE, LLC, as borrower (“Borrower”), Calyon New York Branch, as agent (in such capacity, “Agent”), and Calyon New York Branch and Capmark Bank, as Lenders (the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement).
     As of the date hereof, Calyon New York Branch and Capmark Bank constitute the only Lenders under the Loan Agreement. Borrower, Agent and Lenders desire to amend the Loan Agreement to modify certain financial definitions contained therein.
     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and Lenders agree as follows:
     1. In the definition of the term “Minimum Liquidity Failure” in Section 1.1 of the Loan Agreement, the figure “$5,000,000” is amended, effective as of December 31, 2009, to “$10,000,000.”
     2. In the definition of the term “Minimum Tangible Net Worth Failure” in Section 1.1 of the Loan Agreement, the figure “$180,000,000” is amended, effective as of December 31, 2009, to “$85,000,000.”
     3. In consideration of the foregoing modifications, and as a condition to the effectiveness of this letter agreement, Borrower agrees to pay to Agent, (i) for the account of Lenders in accordance with their respective Pro Rata Shares, a loan repositioning fee in the amount of $156,875 and (ii) Agent’s reasonable legal fees and disbursements in connection with this letter agreement.
     4. Borrower hereby represents and warrants to Agent and Lenders that, as of the date hereof:
     (a) Borrower has the power and authority and is duly authorized to execute and deliver this letter agreement and to perform its obligations under the Loan

Agreement, as modified hereby, and under the other Loan Documents to which Borrower is a party;
     (b) The Loan Agreement, as modified hereby, and the other Loan Documents to which Borrower is a party, constitute the legal, valid and binding obligations of Borrower;
     (c) Neither the execution and delivery of this letter agreement by Borrower nor the performance by Borrower of its obligations under the Loan Agreement, as modified hereby, and/or under the other Loan Documents, will contravene any provision of law, statute, rule or regulation to which Borrower is subject or any judgment, decree, license, order or permit applicable to Borrower, or will conflict or be inconsistent with, or will result in any breach of any of the material terms of the covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of a lien (except liens in favor of Agent) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which Borrower may be bound, or to which Borrower may be subject, or violate any provision of the organizational documents of Borrower;
     (d) No consent, approval, authorization or order of any court or governmental authority or any third party that previously has not been obtained is required in connection with the execution and delivery of this letter agreement by Borrower or the performance by Borrower of its obligations under the Loan Agreement, as modified hereby, or under the other Loan Documents; and
     (e) As of the date hereof, Borrower has no offsets, counterclaims or defenses with respect to its obligations under the Loan Documents.
     5. Except as modified hereby, the Loan Agreement remains unmodified and in full force and effect.
     6. This Amendment shall be governed by, and construed in accordance with, the substantive laws of the State of New York.
     7. This letter agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute one and the same instrument. In order to expedite the transaction contemplated herein, telecopied or facsimile signatures may be used in place of original signatures on this letter agreement. The parties intend to be bound by the signatures on the telecopied/facsimile document, are aware that the other parties will rely on the telecopied/facsimile signatures, and hereby waive any defenses to the enforcement of the terms of this letter agreement based on the form of signature.
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     Kindly acknowledge your agreement with the foregoing by executing below.

Very truly yours, CALYON NEW YORK BRANCH, as Agent
By:	/S/
	Name:	David Bowers
	Title:	Managing Director

By:	/S/
	Name:	Joseph A. Asciolla
	Title:	Managing Director

Agreement acknowledged as of the date set forth above:

GREAT WOLF WILLIAMSBURG SPE, LLC, a Delaware limited liability company
By:	/s/
Name:
Title:

     Kindly acknowledge your agreement with the foregoing by executing below.

Very truly yours, CALYON NEW YORK BRANCH, as Agent
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

Agreement acknowledged as of the date set forth above:

GREAT WOLF WILLIAMSBURG SPE, LLC, a Delaware limited liability company
By:	/s/
	Name:	James Calder
	Title:	Treasurer

     The undersigned, the current Lenders under the Loan Agreement, hereby join in the foregoing letter agreement.

CALYON NEW YORK BRANCH
By:	/S/
	Name:	David Bowers
	Title:	Managing Director

By:	/S/
	Name:	Joseph A. Asciolla
	Title:	Managing Director

CAPMARK BANK
By:	/s/
Name:
Title:

The undersigned, the current Lenders under the Loan Agreement, hereby join in the foregoing letter agreement.

CALYON NEW YORK BRANCH
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

CAPMARK BANK
By:	/S/
	Name:	Matthew Hoysa
	Title:	Vice President
Amendment Document

     The undersigned, as Guarantors, hereby consent to the foregoing letter agreement.

GWR OPERATING PARTNERSHIP, L.L.L.P., a Delaware limited liability limited partnership
By:	GWR OP General Partner, LLC, its general partner

By:	/S/
	Name:	James Calder
	Title:	Treasurer

GREAT WOLF RESORTS, INC., a Delaware corporation
By:	/S/
	Name:	James Calder
	Title:	Chief Financial Officer